UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

QUINCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 1250 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, Ted Monohon informed Quince Therapeutics, Inc. (the “Company”) of his intention to resign from his position as the Chief Accounting Officer and Vice President of Finance, including as the principal financial officer and principal accounting officer, effective as of March 16, 2023. Mr. Monohon has agreed to assist with the transition as needed. Mr. Monohon’s resignation did not arise from any disagreement with the Company, or the Board of Directors of the Company, on any matters relating to the Company’s operations, policies or practices.

On March 3, 2023, the Board of Directors of the Company appointed Brendan Hannah, Chief Business Officer of the Company, as the Company’s principal financial officer and principal accounting officer, effective as of March 16, 2023. Mr. Hannah, age 37, has served as the Company’s Chief Business Officer since May 2022. Previously, Mr. Hannah served as the Chief Operating Officer of Novosteo Inc., a biopharmaceutical company, from November 2021 to May 2022. Previously, from January 2019 to October 2021, Mr. Hannah was the Chief Business Officer of Neuroptika, Inc., a biopharmaceutical company, and from January 2017 to March 2020, the Vice President of Operations and Strategy of Geom Therapeutics, a biopharmaceutical company. Mr. Hannah holds an M.B.A. from the University of California, Los Angeles Anderson School of Management and a B.A. in Economics from Colorado College.

There will be no change to Mr. Hannah’s compensation arrangement with the Company as a result of his appointment. There are no family relationships between Mr. Hannah and any of the Company’s current or former directors or executive officers. Mr. Hannah is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: March 3, 2023	Name:	Dirk Thye
	Title:	Chief Executive Officer